FILED PURSUANT TO RULE 497(E)
                                                FILE NO.:  33-84762
                                                 FILE NO.: 811-8648



                       KIEWIT MUTUAL FUND

               SUPPLEMENT DATED SEPTEMBER 18, 1997
                    TO THE FUND'S PROSPECTUS
                     DATED FEBRUARY 28, 1997


      The following paragraphs under the caption "Management of the Fund" on page 19 of the Prospectus have been changed as follows:

      Each Series of the Trust is co-managed by Livingston G. Douglas and Brian J. Mosher. Mr. Douglas is the Chief Investment Officer of the Manager; Chief Financial Officer, Vice President and Treasurer of the Trust and the Fund; and a chartered financial analyst. From August 1993 to July 1997, Mr. Douglas served as a Senior Portfolio Manager and Director of Fixed-Income Research at Investment Advisers, Inc. in Minneapolis, Minnesota. He managed both mutual funds and large separate accounts for institutional clients. From July 1987 to April 1993, Mr. Douglas was a Director, Senior Portfolio Manager, and Director of Quantitative Research at MacKay-Shields Financial Corporation in New York City. He has written five books on fixed-income investing.

      Brian J. Mosher, co-manager of each Series of the Trust, is a Senior Portfolio Manager and Vice President of the Manager; a Vice President of the Trust and the Fund; and a chartered financial analyst. From March 1989 to December 1994, Mr. Mosher served as Investment Manager of Meridian Mutual Insurance Company in Indianapolis, Indiana. From April 1984 to March 1989, he was Vice President and Trust Officer of The Provident Bancorporation of Cincinnati, Ohio.